EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of United States Antimony Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), Gary C. Evans, Chairman of the Board and Chief Executive Officer of the Company and Richard R. Isaak, SVP and Chief Financial Officer of the Company, each certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary C. Evans
Gary C. Evans
Chairman of the Board and CEO

Date: November 12, 2025

/s/ Richard R. Isaak
Richard R. Isaak
SVP and Chief Financial Officer

Date: November 12, 2025